                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       March 10, 1998 (February 27, 1998)




                            Suiza Foods Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                 1-12755               75-2559681
-----------------       -------------------   ---------------------
 (State or other            (Commission           (IRS employer
 jurisdiction of           file number)        identification no.)
  incorporation)



           3811 Turtle Creek Blvd, Suite 1300, Dallas, Texas 75219
-----------------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:        (214) 528-0939

ITEM 5.      OTHER EVENTS

             On February 27, 1998, the Registrant's Board of Directors voted to adopt a Rights Agreement pursuant to which Rights to purchase shares of the Registrant's Common Stock will be distributed as a dividend, one Right per share, to record owners of the registrant's Common Stock as of the close of business on March 18, 1998. The Rights Agreement was not adopted in response to any known offers for the Registrant. The Registrant's press release, dated March 9, 1998, announcing the Board's action is attached hereto as Exhibit 20.1, and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                 (c)      Exhibits.

                          The following documents are filed as exhibits to this report:

                          4.1 Rights Agreement dated March 6, 1998 among the Company and Harris Trust & Savings Bank, as rights agent, which includes as Exhibit A the Form of Rights Certificate. Pursuant to the Rights Agreement, the rights certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement).

                          20.1    Press release dated March 9, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SUIZA FOODS CORPORATION


                                       By:/s/ TRACY L. NOLL
                                          ------------------------------------
                                          Tracy L. Noll, Vice President,
                                          Chief Financial Officer & Secretary


Dated:  March 10, 1998

                                EXHIBIT INDEX





EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------
  4.1               Rights Agreement dated March 6, 1998

 20.1               Press Release dated March 9, 1998